Schedule I-Condensed Financial Information of the Parent Company (Details) - Schedule I-Condensed Statements of Operations and Comprehensive Income (Loss) - Parent Company [Member] - USD ($)	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2022
Operating expenses:
General and administrative expenses	$ (722,872)	$ (362,880)	$ (311,118)
Equity (loss) income in subsidiaries	(25,670)	568,791	262,096
Net (loss) income	(748,542)	205,911	(49,022)
Comprehensive (loss) income	$ (748,542)	$ 205,911	$ (49,022)